UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2018

CURATIVE BIOSCIENCES, INC.

(exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

5042 Wilshire Blvd. Los Angeles, CA	90036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 287-3164

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 6, 2017, Amaize Beverage Corporation, a Nevada corporation (the “Registrant”) filed an amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the state of Nevada providing for a name change to Curative Biosciences, Inc.

On October 3, 2017, the Company submitted to FINRA an Issuer Company Related Action Notification Form requesting a change of the Company’s name and symbol. The market effective date of the name change has been declared by Financial Industry Regulatory Authority as March 14, 2018. The Company’s new symbol is CBDX. The Company’s new CUSIP number is 23127M101.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

3.3 Amendment to the Registrant’s Articles of Incorporation, filed on October 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURATIVE BIOSCIENCES, INC.

Dated: March 13, 2018	By:	/s/ Richard Damion
Richard Damion Chief Executive Officer